UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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[_] Soliciting Material Pursuant to Section 240.14a-12
ADCARE HEALTH SYSTEMS, INC.
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(Name of Registrant as Specified In Its Charter)
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ADCARE HEALTH SYSTEMS, INC.
1145 Hembree Road
Roswell, Georgia 30076
PLEASE VOTE YOUR SHARES OF ADCARE STOCK TODAY!

November 16, 2015

Dear AdCare Shareholder,

We are writing to remind you of the importance of voting your shares of stock at the Annual Meeting of Shareholders of AdCare Health Systems, Inc. (the “Company”) to be held on December 10, 2015, and any adjournments or postponements thereof (the “Annual Meeting”). We previously sent you proxy materials for the Annual Meeting, which describe in detail the proposals listed below. According to our latest records, we have not yet received your vote.

At the Annual Meeting, holders of the Company’s Common Stock will vote on proposals to: (i) elect five director nominees for the terms specified in the proxy materials (Proposal 1); (ii) amend our Articles of Incorporation and Bylaws to declassify the Board of Directors (Proposal 2); (iii) amend our Articles of Incorporation to impose stock ownership and transfer restrictions (Proposal 3); (iv) ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the year ended December 31, 2015 (Proposal 4); and (v) adjourn or postpone the Annual Meeting, if necessary or appropriate, to solicit additional proxies with respect to Proposal 2 or Proposal 3. Holders of the Company’s 10.875% Series A Cumulative Redeemable Preferred Shares will vote on the proposals to: (i) amend our Articles of Incorporation to impose stock ownership and transfer restrictions (Proposal 3); and (ii) adjourn or postpone the Annual Meeting, if necessary or appropriate, to solicit additional proxies for Proposal 2 or Proposal 3 (Proposal 5).

The Annual Meeting is now only a few weeks away, and it is therefore important that you promptly complete, sign, date and return your proxy card or voting instruction form that accompanied this letter. You can also vote your shares by telephone or the Internet in accordance with the instructions provided in order to make sure that your shares are represented at the meeting in accordance with your desires. Your vote is important, no matter how many or how few shares you may own.  If you have not already done so, please take the time to vote TODAY.

If you have recently mailed your proxy card or voting instruction form (or voted by telephone or the Internet), then please accept my sincere appreciation and disregard this request.

We appreciate your time and consideration and your continued support.

Sincerely,

/s/ William McBride, III
William McBride, III
Chairman of the Board and
Chief Executive Officer